                                                                    Exhibit 99.5

================================================================================

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[825,000,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                                     TRUSTEE

                                JANUARY 24, 2006

================================================================================

                              (MERRILL LYNCH LOGO)

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                          MLMI 2006-HE1                           1ST LIEN    FICO     1ST LIEN
TOP LEVEL STATS             ALL LOANS        MH         2NDS      BAL < 50K   < 500  FRM PURCHASE
---------------           -------------  ----------  ----------  ----------  ------  ------------
Total Collateral           781,557,165      142,416  61,349,952   4,604,198       0   15,846,980
Percent of Deal                 100.00%        0.02%       7.85%       0.59%   0.00%        2.03%
Statistical Cut-Off Date    2006-01-01   2006-01-01  2006-01-01  2006-01-01     N/A   2006-01-01

AVERAGES BY GROUP
WALA                                 4            7           4           5       0            4
FICO                               630          602         650         608       0          648
DTI                              42.40%       26.13%      42.57%      35.42%   0.00%       41.08%
LTV                              82.25%       87.00%      99.15%      81.29%   0.00%       81.05%
CLTV                             89.72%       87.00%      99.15%      84.90%   0.00%       91.34%
Coupon                            7.48%        7.46%      10.57%       8.80%   0.00%        7.33%
Balance                        161,947       71,208      51,082      43,850       0      152,375

PCT BY GROUP
Prefunded                          N/A          N/A         N/A         N/A     N/A          N/A
Delinquent at closing             0.93%        0.00%       0.86%       1.99%   0.00%        0.40%
Full Doc %                       46.28%       40.07%      36.49%      67.59%   0.00%       66.03%
Owner Occupied %                 93.85%      100.00%      98.06%      67.83%   0.00%       89.60%
First Lien %                     92.15%      100.00%       0.00%     100.00%   0.00%      100.00%
Loans w/ MI                       0.00%        0.00%       0.00%       0.00%   0.00%        0.00%
Loans w/ Simult 2nds             38.90%        0.00%       0.00%      12.53%   0.00%       49.50%
First Time Borrowers             26.56%        0.00%      49.44%       7.14%   0.00%       48.80%
Stated Docs w/ W2                47.29%       59.93%      55.69%      27.69%   0.00%       32.11%

STATS ONLY FOR ARMS
Max Rate                         13.64%       14.46%       0.00%      15.81%   0.00%        0.00%
Margin                            5.96%        6.21%       0.00%       6.24%   0.00%        0.00%
Initial Cap                       3.00%        3.00%       0.00%       3.00%   0.00%        0.00%
Periodic Cap                      1.00%        1.50%       0.00%       1.00%   0.00%        0.00%
Avg Reset Freq (mo)                 22           17           0          20       0            0

FICO
< 500                             0.00%        0.00%       0.00%       0.00%   0.00%        0.00%
500 - 549                         8.66%        0.00%       0.05%      18.36%   0.00%        2.31%
550 - 599                        19.47%       40.07%      10.05%      25.01%   0.00%       17.61%
600 - 649                        37.99%       59.93%      45.01%      37.58%   0.00%       39.50%
650 - 699                        22.91%        0.00%      30.56%      11.81%   0.00%       19.74%
700 - 749                         8.12%        0.00%      10.73%       5.20%   0.00%       11.06%
750 - 799                         2.69%        0.00%       3.60%       2.04%   0.00%        9.79%
800 +                             0.16%        0.00%       0.00%       0.00%   0.00%        0.00%
                           -----------   ----------  ----------  ----------  ------   ----------
                                100.00%      100.00%     100.00%     100.00%   0.00%      100.00%

DTI
<25                               5.32%       40.07%       5.97%      20.69%   0.00%        8.54%
25 - 29.99                        3.70%       59.93%       4.12%      12.19%   0.00%        2.60%
30 - 34.99                        8.60%        0.00%       6.37%      12.20%   0.00%        6.70%
35 - 39.99                       13.80%        0.00%       9.75%      15.33%   0.00%       16.60%
40 - 44.99                       23.40%        0.00%      25.02%      16.46%   0.00%       21.65%
45 - 49.99                       35.30%        0.00%      42.33%      19.32%   0.00%       33.05%
50 - 54.99                        9.19%        0.00%       6.24%       3.82%   0.00%       10.86%
55 - 59.99                        0.70%        0.00%       0.20%       0.00%   0.00%        0.00%
60 +                              0.00%        0.00%       0.00%       0.00%   0.00%        0.00%
                           -----------   ----------  ----------  ----------  ------   ----------
                                100.00%      100.00%     100.00%     100.00%   0.00%      100.00%

LTV
<=60                              3.34%        0.00%       0.30%       6.56%   0.00%        2.35%
60.01 - 65                        2.69%        0.00%       0.00%       2.06%   0.00%        7.63%
65.01 - 70                        3.03%        0.00%       0.05%       3.96%   0.00%        0.66%
70.01 - 75                        5.18%        0.00%       0.06%       7.73%   0.00%        5.91%
75.01 - 80                       47.33%        0.00%       0.29%      26.71%   0.00%       52.57%
80.01 - 85                        9.47%       59.93%       0.43%      11.66%   0.00%        2.05%
85.01 - 90                       14.18%       40.07%       1.49%      23.79%   0.00%       13.68%
90.01 - 95                        5.79%        0.00%       5.46%       5.89%   0.00%       12.36%
95.01 - 100                       8.98%        0.00%      91.91%      11.64%   0.00%        2.78%
> 100                             0.00%        0.00%       0.00%       0.00%   0.00%        0.00%
                           -----------   ----------  ----------  ----------  ------   ----------
                                100.00%      100.00%     100.00%     100.00%   0.00%      100.00%

                            1ST LIEN     ARM I/O                    ARM NON      ARM NON
TOP LEVEL STATS             FRM REFI     PURCHASE   ARM I/O REFI  I/O PUCHASE    I/O REFI
---------------           -----------  -----------  ------------  -----------  -----------
Total Collateral          100,286,686  140,423,269  101,054,437   159,447,213  203,148,629
Percent of Deal                 12.83%       17.97%       12.93%        20.40%       25.99%
Statistical Cut-Off Date   2006-01-01   2006-01-01   2006-01-01    2006-01-01   2006-01-01

AVERAGES BY GROUP
WALA                                4            3            4             3            4
FICO                              643          663          635           634          588
DTI                             40.62%       43.42%       42.66%        43.29%       41.79%
LTV                             75.60%       80.98%       81.35%        83.20%       81.10%
CLTV                            77.59%       98.17%       87.35%        96.07%       83.10%
Coupon                           6.67%        6.90%        6.93%         7.46%        7.65%
Balance                       192,120      259,562      255,834       168,549      181,870

PCT BY GROUP
Prefunded                         N/A          N/A          N/A           N/A          N/A
Delinquent at closing            0.16%        0.40%        0.15%         1.19%        1.92%
Full Doc %                      70.29%       28.66%       52.22%        36.62%       52.66%
Owner Occupied %                95.87%       94.65%       93.63%        91.45%       93.36%
First Lien %                   100.00%      100.00%      100.00%       100.00%      100.00%
Loans w/ MI                      0.00%        0.00%        0.00%         0.00%        0.00%
Loans w/ Simult 2nds            11.92%       87.18%       33.18%        66.78%       10.72%
First Time Borrowers             0.00%       49.30%        0.29%        62.54%        0.13%
Stated Docs w/ W2               23.16%       64.44%       39.05%        57.65%       41.29%

STATS ONLY FOR ARMS
Max Rate                         0.00%       13.18%       13.28%        13.73%       14.08%
Margin                           0.00%        5.75%        5.84%         5.91%        6.19%
Initial Cap                      0.00%        3.00%        3.00%         3.00%        3.00%
Periodic Cap                     0.00%        1.01%        1.01%         1.00%        1.00%
Avg Reset Freq (mo)                 0           22           23            22           22

FICO
< 500                            0.00%        0.00%        0.00%         0.00%        0.00%
500 - 549                        5.40%        0.07%        0.69%         5.05%       26.11%
550 - 599                       20.17%        5.37%       11.42%        19.15%       36.12%
600 - 649                       33.19%       37.82%       56.65%        42.35%       25.52%
650 - 699                       22.00%       36.92%       26.95%        22.50%        9.94%
700 - 749                       14.14%       14.75%        3.41%         8.07%        1.92%
750 - 799                        4.42%        5.08%        0.81%         2.57%        0.39%
800 +                            0.69%        0.00%        0.07%         0.32%        0.00%
                          -----------  -----------  -----------   -----------  -----------
                               100.00%      100.00%      100.00%       100.00%      100.00%

DTI
<25                              8.66%        3.38%        4.20%         3.50%        6.54%
25 - 29.99                       4.48%        2.53%        3.98%         2.48%        4.91%
30 - 34.99                      14.08%        5.45%       11.59%         7.40%        8.35%
35 - 39.99                      14.60%       11.89%       12.94%        13.93%       16.05%
40 - 44.99                      21.65%       27.13%       21.37%        24.65%       21.37%
45 - 49.99                      25.19%       43.24%       33.62%        39.22%       30.60%
50 - 54.99                       9.35%        6.38%       11.53%         8.71%       11.01%
55 - 59.99                       1.99%        0.00%        0.76%         0.11%        1.17%
60 +                             0.00%        0.00%        0.00%         0.00%        0.00%
                          -----------  -----------  -----------   -----------  -----------
                               100.00%      100.00%      100.00%       100.00%      100.00%

LTV
<=60                            12.44%        0.18%        2.62%         0.32%        4.77%
60.01 - 65                       9.74%        0.00%        1.83%         0.00%        4.05%
65.01 - 70                       5.71%        1.00%        5.05%         0.65%        5.05%
70.01 - 75                       9.61%        1.13%        5.58%         1.77%        9.78%
75.01 - 80                      30.35%       86.84%       45.50%        67.56%       27.21%
80.01 - 85                      13.89%        2.88%       13.76%         3.80%       17.47%
85.01 - 90                      13.98%        3.84%       19.18%        14.45%       22.61%
90.01 - 95                       3.30%        2.34%        5.71%         8.00%        7.27%
95.01 - 100                      0.98%        1.79%        0.76%         3.44%        1.79%
> 100                            0.00%        0.00%        0.00%         0.00%        0.00%
                          -----------  -----------  -----------   -----------  -----------
                               100.00%      100.00%      100.00%       100.00%      100.00%

CLTV
<=60                              3.27%        0.00%       0.30%       4.68%   0.00%        1.80%
60.01 - 65                        2.74%        0.00%       0.00%       2.06%   0.00%        7.63%
65.01 - 70                        2.79%        0.00%       0.05%       2.01%   0.00%        0.00%
70.01 - 75                        4.50%        0.00%       0.06%       6.69%   0.00%        3.62%
75.01 - 80                       10.44%        0.00%       0.29%      21.01%   0.00%        6.57%
80.01 - 85                        9.12%       59.93%       0.43%      10.73%   0.00%        2.05%
85.01 - 90                       15.00%       40.07%       1.49%      23.65%   0.00%       13.68%
90.01 - 95                        8.41%        0.00%       5.46%       7.85%   0.00%       13.29%
95.01 - 100                      43.74%        0.00%      91.91%      21.33%   0.00%       51.35%
> 100                             0.00%        0.00%       0.00%       0.00%   0.00%        0.00%
                           -----------   ----------  ----------  ----------       -   ----------
                                100.00%      100.00%     100.00%     100.00%   0.00%      100.00%

PRODUCT
< 2 yr Fixed Term                 0.00%        0.00%       0.00%       0.00%   0.00%        0.00%
2 yr fixed hybrid                68.90%      100.00%       0.00%      67.82%   0.00%        0.00%
3 yr fixed hybrid                 7.85%        0.00%       0.00%       2.84%   0.00%        0.00%
5 yr or longer hybrid             0.54%        0.00%       0.00%       0.00%   0.00%        0.00%
Fixed Rate                       22.71%        0.00%     100.00%      29.34%   0.00%      100.00%
                           -----------   ----------  ----------  ----------  ------   ----------
                                100.00%      100.00%     100.00%     100.00%   0.00%      100.00%

I/O TERM
No IO Term                       68.02%      100.00%      99.15%      99.11%   0.00%       88.53%
2 yr                              2.22%        0.00%       0.00%       0.00%   0.00%        0.00%
3 yr                              0.00%        0.00%       0.00%       0.00%   0.00%        0.00%
5 yr                             29.55%        0.00%       0.85%       0.89%   0.00%       10.67%
> 5 yr                            0.21%        0.00%       0.00%       0.00%   0.00%        0.80%
                           -----------   ----------  ----------  ----------  ------   ----------
                                100.00%      100.00%     100.00%     100.00%   0.00%      100.00%

LOAN BALANCE
< 50,000                          3.50%        0.00%      37.07%     100.00%   0.00%        1.84%
50,000 - 74,999                   4.61%       40.07%      25.13%       0.00%   0.00%       10.24%
75,000 - 99,999                   6.03%       59.93%      21.25%       0.00%   0.00%        7.70%
100,000 - 199,999                27.09%        0.00%      16.55%       0.00%   0.00%       33.21%
200,000 - 499,999                53.31%        0.00%       0.00%       0.00%   0.00%       42.94%
500,000 - 999,999                 5.46%        0.00%       0.00%       0.00%   0.00%        4.06%
1,000,000 -                       0.00%        0.00%       0.00%       0.00%   0.00%        0.00%
                           -----------   ----------  ----------  ----------  ------   ----------
                                100.00%      100.00%     100.00%     100.00%   0.00%      100.00%

AMORTIZATION TERM
< 15 years                        0.00%        0.00%       0.00%       0.00%   0.00%        0.00%
15 yr                             0.79%        0.00%       1.85%       4.41%   0.00%        1.18%
20 yr                             0.21%        0.00%       0.18%       0.00%   0.00%        1.19%
30 yr                            91.62%      100.00%      97.97%      95.59%   0.00%       76.12%
40 yr                             7.38%        0.00%       0.00%       0.00%   0.00%       21.51%
                           -----------   ----------  ----------  ----------  ------   ----------
                                100.00%      100.00%     100.00%     100.00%   0.00%      100.00%

MATURITY TERM
< 15 years                        0.00%        0.00%       0.00%       0.00%   0.00%        0.00%
15 yr                             8.24%        0.00%      96.13%       6.30%   0.00%        1.73%
20 yr                             0.21%        0.00%       0.18%       0.00%   0.00%        1.19%
30 yr                            91.56%      100.00%       3.69%      93.70%   0.00%       97.08%
40 yr                             0.00%        0.00%       0.00%       0.00%   0.00%        0.00%
                           -----------   ----------  ----------  ----------  ------   ----------
                                100.00%      100.00%     100.00%     100.00%   0.00%      100.00%

PROPERTY TYPE
Single Family                    74.12%        0.00%      69.55%      87.64%   0.00%       83.64%
PUD                              16.29%        0.00%      18.70%       0.91%   0.00%       11.38%
Multi Family                      3.01%        0.00%       2.25%       7.86%   0.00%        3.19%
Condo, Townhouse                  6.57%        0.00%       9.50%       3.59%   0.00%        1.79%
MH                                0.02%      100.00%       0.00%       0.00%   0.00%        0.00%
                           -----------   ----------  ----------  ----------  ------   ----------
                                100.00%      100.00%     100.00%     100.00%   0.00%

LOAN PURPOSE
Purchase                         46.44%       40.07%      76.97%      44.50%   0.00%      100.00%
Cash Out Refi                    48.54%       59.93%      21.71%      52.44%   0.00%        0.00%
Non Cash Out Refi                 5.02%        0.00%       1.32%       3.05%   0.00%        0.00%
                           -----------   ----------  ----------  ----------  ------   ----------
                                100.00%        0.00%     100.00%     100.00%   0.00%      100.00%

CLTV
<=60                            11.92%        0.18%        2.62%         0.32%        4.77%
60.01 - 65                      10.25%        0.00%        1.83%         0.00%        3.96%
65.01 - 70                       5.44%        0.49%        4.40%         0.59%        5.05%
70.01 - 75                       9.88%        0.43%        4.30%         0.83%        9.05%
75.01 - 80                      19.98%        2.04%       14.24%         4.25%       17.87%
80.01 - 85                      13.88%        2.19%       14.51%         2.87%       16.93%
85.01 - 90                      14.60%        4.34%       22.24%        14.52%       23.52%
90.01 - 95                       5.56%        5.11%       11.53%        11.50%        8.63%
95.01 - 100                      8.49%       85.22%       24.31%        65.11%       10.21%
> 100                            0.00%        0.00%        0.00%         0.00%        0.00%
                          -----------  -----------  -----------   -----------  -----------
                               100.00%      100.00%      100.00%       100.00%      100.00%

PRODUCT
< 2 yr Fixed Term                0.00%        0.00%        0.00%         0.00%        0.00%
2 yr fixed hybrid                0.00%       89.94%       84.97%        91.04%       89.17%
3 yr fixed hybrid                0.00%        9.71%       12.76%         8.72%       10.30%
5 yr or longer hybrid            0.00%        0.34%        2.27%         0.23%        0.52%
Fixed Rate                     100.00%        0.00%        0.00%         0.00%        0.00%
                          -----------  -----------  -----------   -----------  -----------
                               100.00%      100.00%      100.00%       100.00%      100.00%

I/O TERM
No IO Term                      93.91%        0.00%        0.00%       100.00%      100.00%
2 yr                             0.00%        7.77%        6.41%         0.00%        0.00%
3 yr                             0.00%        0.00%        0.00%         0.00%        0.00%
5 yr                             4.62%       92.23%       93.59%         0.00%        0.00%
> 5 yr                           1.48%        0.00%        0.00%         0.00%        0.00%
                          -----------  -----------  -----------   -----------  -----------
                               100.00%      100.00%      100.00%       100.00%      100.00%

LOAN BALANCE
< 50,000                         1.06%        0.03%        0.00%         1.08%        0.74%
50,000 - 74,999                  3.10%        0.34%        0.38%         4.86%        3.56%
75,000 - 99,999                  5.27%        1.68%        1.50%         6.60%        6.49%
100,000 - 199,999               27.64%       19.13%       19.79%        34.33%       32.99%
200,000 - 499,999               56.63%       71.35%       66.11%        50.27%       52.14%
500,000 - 999,999                6.30%        7.48%       12.23%         2.87%        4.09%
1,000,000 -                      0.00%        0.00%        0.00%         0.00%        0.00%
                          -----------  -----------  -----------   -----------  -----------
                               100.00%      100.00%      100.00%       100.00%      100.00%

AMORTIZATION TERM
< 15 years                       0.00%        0.00%        0.00%         0.00%        0.00%
15 yr                            4.84%        0.00%        0.00%         0.00%        0.00%
20 yr                            1.31%        0.00%        0.00%         0.00%        0.00%
30 yr                           81.66%      100.00%      100.00%        88.34%       88.45%
40 yr                           12.20%        0.00%        0.00%        11.66%       11.55%
                          -----------  -----------  -----------   -----------  -----------
                               100.00%      100.00%      100.00%       100.00%      100.00%

MATURITY TERM
< 15 years                       0.00%        0.00%        0.00%         0.00%        0.00%
15 yr                            5.11%        0.00%        0.00%         0.00%        0.00%
20 yr                            1.31%        0.00%        0.00%         0.00%        0.00%
30 yr                           93.58%      100.00%      100.00%       100.00%      100.00%
40 yr                            0.00%        0.00%        0.00%         0.00%        0.00%
                          -----------  -----------  -----------   -----------  -----------
                               100.00%      100.00%      100.00%       100.00%      100.00%

PROPERTY TYPE
Single Family                   75.72%       69.89%       73.34%        72.67%       78.42%
PUD                             15.46%       16.21%       17.88%        18.69%       13.72%
Multi Family                     3.87%        3.47%        3.30%         1.92%        3.17%
Condo, Townhouse                 4.95%       10.42%        5.48%         6.68%        4.65%
MH                               0.00%        0.00%        0.00%         0.04%        0.04%
                          -----------  -----------  -----------   -----------  -----------
                               100.00%      100.00%      100.00%       100.00%      100.00%

LOAN PURPOSE
Purchase                         0.00%      100.00%        0.00%       100.00%        0.00%
Cash Out Refi                   88.88%        0.00%       89.70%         0.00%       91.68%
Non Cash Out Refi               11.12%        0.00%       10.30%         0.00%        8.32%
                          -----------  -----------  -----------   -----------  -----------
                               100.00%      100.00%      100.00%       100.00%      100.00%

GEOGRAPHIC DISTRIBUTION
Alabama                           0.42%        0.00%       0.22%       2.83%   0.00%        3.00%
Alaska                            0.31%        0.00%       0.47%       0.00%   0.00%        0.73%
Arizona                           4.54%        0.00%       4.74%       0.00%   0.00%        0.37%
Arkansas                          0.42%        0.00%       0.22%       5.44%   0.00%        0.40%
California-Northern              12.06%        0.00%      12.12%       0.00%   0.00%       11.04%
California-Southern              23.50%        0.00%      27.53%       0.00%   0.00%       17.02%
Colorado                          1.76%        0.00%       2.60%       1.04%   0.00%        0.00%
Connecticut                       0.60%        0.00%       0.27%       0.00%   0.00%        0.00%
Delaware                          0.26%        0.00%       0.40%       0.00%   0.00%        0.00%
District of Columbia              0.12%        0.00%       0.06%       0.00%   0.00%        0.00%
Florida                          11.19%        0.00%      11.80%       5.53%   0.00%        9.83%
Georgia                           2.70%        0.00%       2.86%       1.99%   0.00%        4.75%
Hawaii                            0.23%        0.00%       0.00%       0.00%   0.00%        0.00%
Idaho                             0.33%        0.00%       0.21%       0.00%   0.00%        0.86%
Illinois                          4.84%        0.00%       4.64%       4.78%   0.00%        1.43%
Indiana                           0.60%        0.00%       0.31%       7.66%   0.00%        1.04%
Iowa                              0.42%        0.00%       0.28%       1.91%   0.00%        1.33%
Kansas                            0.44%        0.00%       0.38%       0.00%   0.00%        0.00%
Kentucky                          0.23%        0.00%       0.31%       1.08%   0.00%        2.01%
Louisiana                         0.09%        0.00%       0.06%       2.79%   0.00%        0.00%
Maine                             0.20%        0.00%       0.16%       0.00%   0.00%        1.19%
Maryland                          4.55%        0.00%       3.78%       0.95%   0.00%        0.88%
Massachusetts                     0.74%        0.00%       0.84%       0.00%   0.00%        1.06%
Michigan                          1.66%        0.00%       1.08%       2.08%   0.00%        0.00%
Minnesota                         0.55%        0.00%       1.15%       0.00%   0.00%        0.90%
Mississippi                       0.02%        0.00%       0.00%       0.00%   0.00%        0.00%
Missouri                          3.50%        0.00%       2.43%       9.90%   0.00%        5.03%
Nebraska                          0.18%        0.00%       0.03%       0.00%   0.00%        0.43%
Nevada                            2.23%        0.00%       2.73%       0.00%   0.00%        3.91%
New Hampshire                     0.27%        0.00%       0.07%       0.00%   0.00%        0.39%
New Jersey                        1.13%        0.00%       0.77%       2.17%   0.00%        0.00%
New Mexico                        0.45%        0.00%       0.09%       0.00%   0.00%        0.00%
New York                          1.59%        0.00%       0.72%       2.76%   0.00%        3.16%
North Carolina                    1.02%        0.00%       1.61%       2.64%   0.00%        2.22%
North Dakota                      0.03%        0.00%       0.00%       0.00%   0.00%        0.00%
Ohio                              1.59%        0.00%       0.91%      11.00%   0.00%        3.53%
Oklahoma                          0.56%        0.00%       0.38%       5.54%   0.00%        0.33%
Oregon                            0.88%        0.00%       1.71%       0.75%   0.00%        0.00%
Pennsylvania                      1.09%      100.00%       0.27%       7.93%   0.00%        1.62%
Rhode Island                      0.32%        0.00%       0.35%       0.00%   0.00%        0.00%
South Carolina                    0.90%        0.00%       0.68%       0.00%   0.00%        0.80%
South Dakota                      0.01%        0.00%       0.00%       0.00%   0.00%        0.00%
Tennessee                         1.12%        0.00%       0.62%       5.07%   0.00%        0.97%
Texas                             2.41%        0.00%       1.68%      13.20%   0.00%        4.37%
Utah                              0.76%        0.00%       0.98%       0.00%   0.00%        4.78%
Vermont                           0.02%        0.00%       0.00%       0.00%   0.00%        0.00%
Virginia                          3.46%        0.00%       2.85%       0.00%   0.00%        5.25%
Washington                        3.16%        0.00%       4.10%       0.98%   0.00%        5.39%
West Virginia                     0.07%        0.00%       0.11%       0.00%   0.00%        0.00%
Wisconsin                         0.42%        0.00%       0.44%       0.00%   0.00%        0.00%
Wyoming                           0.03%        0.00%       0.00%       0.00%   0.00%        0.00%
                           -----------   ----------  ----------  ----------  ------   ----------
Total:                          100.00%      100.00%     100.00%     100.00%   0.00%      100.00%

GEOGRAPHIC DISTRIBUTION
Alabama                          0.42%        0.05%        0.05%         0.60%        0.59%
Alaska                           0.00%        0.00%        0.00%         0.65%        0.50%
Arizona                          2.51%        5.57%        5.98%         4.16%        4.67%
Arkansas                         0.44%        0.06%        0.36%         0.87%        0.41%
California-Northern             14.02%       19.70%       12.89%         5.94%       10.26%
California-Southern             23.17%       35.25%       29.17%        16.98%       17.12%
Colorado                         1.23%        2.18%        3.15%         1.07%        1.48%
Connecticut                      0.58%        0.12%        0.32%         0.68%        1.16%
Delaware                         0.72%        0.00%        0.22%         0.37%        0.13%
District of Columbia             0.20%        0.28%        0.00%         0.05%        0.11%
Florida                         10.00%        7.42%        6.09%        15.51%       13.45%
Georgia                          1.22%        2.69%        3.62%         2.68%        2.80%
Hawaii                           0.39%        0.19%        0.76%         0.25%        0.00%
Idaho                            0.22%        0.08%        0.25%         0.51%        0.46%
Illinois                         4.15%        2.19%        4.34%         6.33%        6.43%
Indiana                          0.11%        0.07%        0.13%         0.97%        1.19%
Iowa                             0.22%        0.23%        0.00%         1.01%        0.37%
Kansas                           0.67%        0.64%        0.13%         0.57%        0.28%
Kentucky                         0.13%        0.00%        0.00%         0.56%        0.12%
Louisiana                        0.25%        0.00%        0.00%         0.09%        0.14%
Maine                            0.00%        0.00%        0.24%         0.41%        0.18%
Maryland                         2.25%        3.54%        6.18%         5.68%        5.21%
Massachusetts                    2.00%        0.57%        0.00%         1.07%        0.27%
Michigan                         0.39%        0.18%        1.21%         2.43%        3.25%
Minnesota                        0.32%        0.37%        0.00%         1.32%        0.26%
Mississippi                      0.06%        0.00%        0.00%         0.04%        0.00%
Missouri                         2.63%        1.41%        3.99%         3.77%        5.14%
Nebraska                         0.10%        0.00%        0.00%         0.37%        0.30%
Nevada                           1.07%        4.92%        2.69%         1.35%        1.13%
New Hampshire                    1.20%        0.00%        0.00%         0.00%        0.40%
New Jersey                       1.47%        0.83%        0.75%         0.73%        1.88%
New Mexico                       0.34%        0.34%        0.09%         0.83%        0.60%
New York                         4.64%        0.68%        0.49%         0.44%        2.31%
North Carolina                   1.68%        0.27%        1.47%         0.84%        0.86%
North Dakota                     0.00%        0.00%        0.00%         0.05%        0.06%
Ohio                             1.05%        0.24%        2.17%         0.87%        3.13%
Oklahoma                         0.85%        0.08%        0.00%         1.21%        0.59%
Oregon                           1.14%        0.68%        0.85%         0.82%        0.77%
Pennsylvania                     1.35%        0.22%        0.30%         1.28%        2.01%
Rhode Island                     0.00%        0.61%        0.00%         0.60%        0.25%
South Carolina                   1.59%        0.70%        0.38%         1.16%        0.84%
South Dakota                     0.00%        0.07%        0.00%         0.00%        0.00%
Tennessee                        1.44%        0.35%        0.62%         1.78%        1.41%
Texas                            6.89%        0.60%        0.58%         3.69%        1.42%
Utah                             0.78%        0.45%        0.67%         0.99%        0.44%
Vermont                          0.00%        0.00%        0.00%         0.00%        0.06%
Virginia                         3.28%        2.99%        4.69%         4.93%        2.17%
Washington                       2.59%        3.11%        4.91%         2.44%        2.70%
West Virginia                    0.00%        0.00%        0.26%         0.03%        0.09%
Wisconsin                        0.25%        0.07%        0.00%         1.02%        0.50%
Wyoming                          0.00%        0.00%        0.00%         0.04%        0.10%
                          -----------  -----------  -----------   -----------  -----------
Total:                         100.00%      100.00%      100.00%       100.00%      100.00%